As filed with the Securities and Exchange Commission on March 29, 2000

                                                      Registration No. 333-93903
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                               Amendment No. 3 to
                                    FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               THE LTV CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


     Delaware                      331                       75-1070950
  (State or other       (Primary Standard Industrial      (I.R.S. Employer
  jurisdiction of       Classification Code Number)     Identification Number)
  incorporation or
   organization)
                                200 Public Square
                              Cleveland, Ohio 44114
                                 (216) 622-5000
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                             -----------------------

                                 Glenn J. Moran
                         Senior Vice President, General
                              Counsel and Secretary
                               The LTV Corporation
                                200 Public Square
                              Cleveland, Ohio 44114
                                 (216) 622-5000

            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                             -----------------------

                                   Copies to:
                                James A. Florack
                              Davis Polk & Wardwell
                              450 Lexington Avenue
                            New York, New York 10017
                                 (212) 450-4000

     Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. |_|

                             -----------------------

                         CALCULATION OF REGISTRATION FEE

=================================================================================================================
                                                        Proposed Maximum    Proposed Maximum        Amount of
         Title of Each Class           Amount to be     Offering Price         Aggregate       Registration Fee
   of Securities to be Registered      Registered          Per Unit (1)     Offering Price (1)         (2)
----------------------------------------------------------------------------------------------------------------
11 3/4% Senior Exchange Notes due        $275,000,000            100%           $275,000,000           $72,600
   2009..............................
----------------------------------------------------------------------------------------------------------------
Guarantees of 11 3/4% Senior                 (4)                 (4)                (4)                 (5)
   Exchange Notes due 2009 (3).......
----------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of computing the amount of the registration fee.

(2) Calculated pursuant to Rule 457(f) of the rules and regulations under the Securities Act of 1933.

(3)  See inside facing page for table of additional registrant guarantors.

(4)  No separate consideration will be received for the guarantees.

(5) Pursuant to Rule 457(n), no separate filing fee is required for the guarantees.


     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                                 STATE OR OTHER
                                 JURISDICTION OF           IRS EMPLOYER      ADDRESS OF REGISTRANT
EXACT NAME OF REGISTRANT         INCORPORATION           IDENTIFICATION      GUARANTOR'S PRINCIPAL
     GUARANTOR                   OR ORGANIZATION             NUMBER            EXECUTIVE-OFFICES
------------------------         ---------------         --------------      ----------------------
Aliquippa and Southern              Pennsylvania            25-6000017        3060 Eggers Avenue
Railroad Company                                                              Cleveland, OH 44105

Chicago Short Line Railway          Illinois                36-6000666        3060 Eggers Avenue
Company                                                                       Cleveland, OH 44105

Copperweld Bimetallic               Pennsylvania            25-1482282        c/o Copperweld Corporation
Products Company                                                              Four  Gateway Center
                                                                              Pittsburgh, PA 15222

Copperweld Corporation              Delaware                25-0420260        c/o Copperweld Corporation
                                                                              Four  Gateway Center
                                                                              Pittsburgh, PA 15222

Copperweld Equipment                Texas                   75-2587990        c/o Copperweld Corporation
Company                                                                       Four  Gateway Center
                                                                              Pittsburgh, PA 15222

Copperweld Marketing & Sales        Pennsylvania            25-1482284        c/o Copperweld Corporation
Company                                                                       Four  Gateway Center
                                                                              Pittsburgh, PA 15222

Copperweld Tubing Products          Ohio                    25-1235941        c/o Copperweld Corporation
Company                                                                       Four Gateway Center
                                                                              Pittsburgh, PA 15222

The Cuyahoga Valley Railway         Ohio                    36-6000822W       3060 Eggers Avenue
Company                                                                       Cleveland, OH 44105

Dearborn Leasing Company            Illinois                36-2544819        c/o The LTV Corporation
                                                                              200 Public Square
                                                                              Cleveland, OH 44114-2308

Erie B Corporation                  Minnesota               23-2092900        c/o The LTV Corporation
                                                                              200 Public Square
                                                                              Cleveland, OH 44114-2308

Erie I Corporation                  Minnesota               36-3012357        c/o The LTV Corporation
                                                                              200 Public Square
                                                                              Cleveland, OH 44114-2308

Fox Trail, Inc.                     Delaware                31-1501812        c/o The LTV Corporation
                                                                              200 Public Square
                                                                              Cleveland, OH 44114-2308

Georgia Tubing Corporation          Delaware                75-1183106        c/o The LTV Corporation
                                                                              200 Public Square
                                                                              Cleveland, OH 44114-2308

                                                         2





J&L Empire, Inc.                    Delaware                75-1917523        c/o The LTV Corporation
                                                                              200 Public Square
                                                                              Cleveland, OH 44114-2308

Jalcite I, Inc.                     Delaware                25-1263715        c/o The LTV Corporation
                                                                              200 Public Square
                                                                              Cleveland, OH 44114-2308

Jalcite II, Inc.                    Delaware                25-1255460        c/o The LTV Corporation
                                                                              200 Public Square
                                                                              Cleveland, OH 44114-2308

LTV Blanking Corporation            Delaware                34-1859122        c/o The LTV Corporation
                                                                              200 Public Square
                                                                              Cleveland, OH 44114-2308

LTV-Columbus Processing,            Delaware                34-1901260        c/o The LTV Corporation
Inc.                                                                          200 Public Square
                                                                              Cleveland, OH 44114-2308

LTV/EGL Holding Company             Delaware                75-1994274        c/o The LTV Corporation
                                                                              200 Public Square
                                                                              Cleveland, OH 44114-2308

LTV Electro-Galvanizing, Inc.       Delaware                75-2008310        c/o The LTV Corporation
                                                                              200 Public Square
                                                                              Cleveland, OH 44114-2308

LTVGT, Inc.                         Delaware                34-1859119        c/o The LTV Corporation
                                                                              200 Public Square
                                                                              Cleveland, OH 44114-2308

LTV International, Inc.             Delaware                75-1966078        c/o The LTV Corporation
                                                                              200 Public Square
                                                                              Cleveland, OH 44114-2308

LTV Pickle, Inc.                    Delaware                31-1498401        c/o The LTV Corporation
                                                                              200 Public Square
                                                                              Cleveland, OH 44114-2308

LTV Steel Company, Inc.             New Jersey              34-0486510        200 Public Square
                                                                              Cleveland, OH 44114-2308

LTV Steel de Mexico, Ltd.           Delaware                34-1859121        c/o The LTV Corporation
                                                                              200 Public Square
                                                                              Cleveland, OH 44114-2308

LTV Steel Mining Company            Minnesota               34-1272646        P.O. Box 847
                                                                              Hoyt Lakes, MN 55750



                                                         3





LTV-Walbridge, Inc.                 Delaware                34-1900953        c/o The LTV Corporation
                                                                              200 Public Square
                                                                              Cleveland, OH 44114-2308

The Mahoning Valley Railway         Ohio                    34-1337780        3060 Eggers Avenue
Company                                                                       Cleveland, OH 44105

Metallon Materials Acquisition      Delaware                05-0485027        c/o Copperweld Corporation
Corporation                                                                   Four  Gateway Center
                                                                              Pittsburgh, PA 15222

Miami Acquisition Corporation       Ohio                    31-1385823        c/o Copperweld Corporation
                                                                              Four  Gateway Center
                                                                              Pittsburgh, PA 15222

The Monongahela Connecting          Pennsylvania            25-6002183W       3060 Eggers Avenue
Railroad Company                                                              Cleveland, OH 44105

Nemacolin Mines Corporation         Pennsylvania            25-1471380        2800 North Main Street
                                                                              Extension, Suite 107
                                                                              Washington, PA 15301

Republic Technology                 Delaware                34-1257522        c/o The LTV Corporation
Corporation                                                                   200 Public Square
                                                                              Cleveland, OH 44114-2308

The River Terminal Railway          Ohio                    36-6002309W       3060 Eggers Avenue
Company                                                                       Cleveland, OH 44105

Southern Cross Investment           Delaware                51-0119942        c/o Copperweld Corporation
Company                                                                       Four  Gateway Center
                                                                              Pittsburgh, PA 15222

TAC Acquisition Corporation         Delaware                23-2875189        c/o Copperweld Corporation
                                                                              Four  Gateway Center
                                                                              Pittsburgh, PA 15222

Trico Steel Company, Inc.           Delaware                34-1795830        701 Bank Street, NW
                                                                              Decatur, AL 35601

United Panel, Inc.                  Pennsylvania            23-2623708        Route 512 and Wildon Terrace
                                                                              Mt. Bethel, PA 18343

Varco-Pruden International,         Delaware                62-1695229        c/o VP Buildings, Inc.
Inc.                                                                          3200 Players Club Circle
                                                                              Memphis, TN 38125

VP Buildings, Inc.                  Delaware                31-1539511        3200 Players Club Circle
                                                                              Memphis, TN 38125

Welded Tube Holdings, Inc.          Delaware                36-3515952        c/o The LTV Corporation
                                                                              200 Public Square
                                                                              Cleveland, OH 44114-2308

                                                         4





Welded Tube Co. of America          Delaware                23-1399798        c/o The LTV Corporation
                                                                              200 Public Square
                                                                              Cleveland, OH 44114-2308

Youngstown Erie Corporation         Minnesota               75-1640111        c/o The LTV Corporation
                                                                              200 Public Square
                                                                              Cleveland, OH 44114-2308



                                                         5

The purpose of this Amendment No. 3 is solely to file certain exhibits to the Registration Statement as set forth in Item 21 of Part II.

                                     Part II

                     Information Not Required in Prospectus

Item 20.  Indemnification of Directors and Officers

         Section 102(b)(7) of the Delaware General Corporations Law ("Delaware Law") permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision may not eliminate or limit the liability of a director for any breach of the director's duty of loyalty to the corporation or its stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for the payment of unlawful dividends, or for any transaction from which the director derived an improper personal benefit.

         Section 145 of the Delaware Law permits a corporation to indemnify any of its directors or officers who was or is a party, or is threatened to be made a party to any third party proceeding by reason of the fact that such person is or was a director or officer of the corporation, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reason to believe that such person's conduct was unlawful. In a derivative action, i.e., one by or in the right of a corporation, the corporation is permitted to indemnify directors and officers against expenses (including attorneys' fees) actually and reasonably incurred by them in connection with the defense or settlement of an action or suit if they acted in good faith and in a manner that they reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made if such person shall have been adjudged liable to the corporation, unless and only to the extent that the court in which the action or suit was brought shall determine upon application that the defendant directors or officers are fairly and reasonably entitled to indemnity for such expenses despite such adjudication of liability. A corporation may purchase indemnity insurance.

         LTV's Amended and Restated Certificate of Incorporation provides in effect for the indemnification by LTV of each director and officer of LTV to the fullest extent permitted by applicable law.

Item 21.  Exhibits



Exhibit
No.                                   Document
----                                  -----------
1.1** Registration Rights Agreement dated as of November 2, 1999 among The LTV Corporation, the Subsidiary Guarantors and the Placement Agents

3.1      Restated Certificate of Incorporation of LTV dated April 29, 1994 (1)

3.2      Amended and Restated By-Laws of LTV adopted on February 1, 1999 (1)

4.1 Indenture, dated as of November 5, 1999 between LTV and U.S. Bank Trust National Association, as trustee (2)

4.2      Form of 11 3/4% Senior Note due 2009 of LTV (included in Exhibit 4.1)

4.3      Form of 11 3/4% Senior Exchange Note due 2009 of LTV (included in
         Exhibit 4.1)

4.4** Supplemental Indenture, dated as of November 10, 1999 among the new subsidiary guarantors, LTV and U.S. Bank Trust National Association, as trustee

4.5** Second Supplemental Indenture, dated as of March 1, 2000 among LTV Steel Mining Company (a subsidiary of LTV), LTV, on behalf of itself and the Subsidiary Guarantors, and U.S. Bank Trust National Association, as trustee

5.1* Opinion of Davis Polk & Wardwell regarding the validity of the new notes being registered

12.1**   Statement Re: Computation of Ratio of Earnings to Fixed Charges

21.1     Subsidiaries of LTV (1)

23.1*    Consent of Davis Polk & Wardwell (contained in their opinion filed as
         Exhibit 5.1 above)

23.2**   Consent of Ernst & Young LLP

24.1**   Power of Attorney for LTV

24.2**   Powers of Attorney for the Subsidiary Guarantors

25.1** Statement of Eligibility and Qualification on Form T-1 under the Trust Indenture Act of U.S. Bank Trust National Association, as trustee

99.1**   Form of Letter of Transmittal

99.2**   Form of Notice of Guaranteed Delivery

99.3**   Form of Letter to Nominees

99.4**   Form of Letter to Clients

99.5** Form of Instructions to Registered Holder and/or Book-Entry Transfer Participant from Owner

-------------------

*   Filed herewith.

** Previously filed.

(1) Incorporated by reference to LTV's Annual Report on Form 10-K for the year ended December 31, 1999, filed with the SEC on March 1, 2000

(2) Incorporated by reference to LTV's Quarterly Report on Form 10-Q for the three months ended September 30, 1999, filed with the SEC on November 15, 1999

Item 22.  Undertakings

     (a) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (c) The undersigned Registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to
Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

     (d) The undersigned Registrant hereby undertakes to supply by means of post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   Signatures



          Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, Ohio, on the 29th day of March, 2000.


                                      THE LTV CORPORATION


                                      By:  /s/   GLENN J. MORAN
                                      ------------------------------------
                                      Glenn J. Moran
                                      Senior Vice President, General Counsel
                                      and Secretary


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



               Signature                                        Title                                    Date
              -----------                                       -----                                   -----
/s/                *                       Chairman of the Board of Directors and Chief            March 29, 2000
---------------------------------------    Executive Officer
              Peter Kelly

/s/      GLENN J. MORAN                    Senior Vice President, General Counsel and              March 29, 2000
---------------------------------------    Secretary
            Glenn J. Moran

/s/                *                       Vice President and Controller                           March 29, 2000
---------------------------------------
             Eric W. Evans

/s/                *                       Vice President and Chief Financial Officer              March 29, 2000
---------------------------------------
           George T. Henning

/s/                *                       Director                                                March 29, 2000
---------------------------------------
           Colin C. Blaydon

/s/                *                       Director                                                March 29, 2000
---------------------------------------
          William H. Bricker

/s/                *                       Director                                                March 29, 2000
---------------------------------------
             John E. Jacob

/s/                *                       Director                                                March 29, 2000
---------------------------------------
        Edward C. Joullian III

/s/                *                       Director                                                March 29, 2000
---------------------------------------
            M. Thomas Moore

/s/                *                       Director                                                March 29, 2000
---------------------------------------
           Vincent A. Sarni

/s/                *                       Director                                                March 29, 2000
---------------------------------------
           Samuel K. Skinner



                                      II-4





/s/                *                       Director                                                March 29, 2000
---------------------------------------
          Stephen B. Timbers

/s/                *                       Director                                                March 29, 2000
---------------------------------------
           Farah M. Walters

*By:  /s/   GLENN J. MORAN
---------------------------------------
         Glenn J. Moran
         Attorney-in-fact




                                      II-5




                                   Signatures

         Pursuant to the requirements of the Securities Act, the co-registrants have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, Ohio, on the 29th day of March, 2000.

                                             VP BUILDINGS, INC.
                                             VARCO PRUDEN INTERNATIONAL, INC.


                                             By:  /s/         *
                                                  ----------------------------
                                                  George T. Henning
                                                  Vice President and Controller


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



               Signature                                       Title                                  Date
               ---------                                       -----                                  ----

/s/                 *                                President and Director                    March 29, 2000
----------------------------------------
         David M. Gilchrist, Jr.

/s/                 *                                Vice President, Finance and Chief         March 29, 2000
----------------------------------------             Financial Officer
              Terry L. Finn

/s/                 *                                Vice President and Controller             March 29, 2000
----------------------------------------
            George T. Henning

/s/                 *                                Director                                  March 29, 2000
----------------------------------------
             J. Peter Kelly


* By:  /s/  GLENN J. MORAN
----------------------------------------
            Glenn J. Moran
            Attorney-in-fact



                                      II-6


                                   Signatures

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, Ohio, on the 29th day of March, 2000.


                                           UNITED PANEL, INC.


                                           By:  /s/         *
                                                -----------------------------
                                                George T. Henning
                                                Vice President and Controller


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



               Signature                                       Title                                  Date
               ---------                                       -----                                  ----
/s/                 *                                President and Director                    March 29, 2000
----------------------------------------
         David M. Gilchrist, Jr.

/s/                 *                                Senior Vice President, Administration     March 29, 2000
----------------------------------------             and Chief Financial Officer
            William E. Andrews

/s/                 *                                Vice President and Controller             March 29, 2000
----------------------------------------
            George T. Henning

/s/                 *                                Director                                  March 29, 2000
----------------------------------------
            Richard J. Hipple

/s/                 *                                Director                                  March 29, 2000
----------------------------------------
             J. Peter Kelly

* By:  /s/   GLENN J. MORAN
----------------------------------------
             Glenn J. Moran
            Attorney-in-fact


                                      II-7




                                   Signatures

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, Ohio, on the 29th day of March, 2000.


                                      TRICO STEEL COMPANY, INC.


                                      By:  /s/            *
                                           ------------------------------
                                           James W. Mohr
                                           Vice President and Chief
                                           Financial Officer


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

               Signature                                       Title                                   Date

/s/                 *                          Chief Executive Officer and President           March 29, 2000
----------------------------------------
            Richard A. Veitch

/s/                 *                          Vice President and Chief Financial Officer      March 29, 2000
----------------------------------------
              James W. Mohr

/s/                 *                          Director                                        March 29, 2000
----------------------------------------
             James F. Haeck

/s/                 *                          Director                                        March 29, 2000
----------------------------------------
            Richard J. Hipple

/s/                 *                          Director                                        March 29, 2000
----------------------------------------
             J. Peter Kelly


* By:  /s/   GLENN J. MORAN
----------------------------------------
             Glenn J. Moran
            Attorney-in-fact


                                      II-8




                                   Signatures

     Pursuant to the requirements of the Securities Act, the co-registrants have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, Ohio, on the 29th day of March, 2000.


                                              LTV-COLUMBUS PROCESSING, INC.
                                              LTV-WALBRIDGE, INC.


                                              By:  /s/          *
                                                   -----------------------------
                                                   George T. Henning
                                                   Vice President and Controller


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


               Signature                                       Title                                  Date
               ---------                                       -----                                  ----

/s/                 *                                President and Director                    March 29, 2000
----------------------------------------
            Richard J. Hipple

/s/                 *                                Vice President and Treasurer              March 29, 2000
----------------------------------------
             John C. Skurek

/s/                 *                                Vice President and Controller             March 29, 2000
----------------------------------------
            George T. Henning

/s/                 *                                Director                                  March 29, 2000
----------------------------------------
             J. Peter Kelly

/s/                 *                                Vice President and Director               March 29, 2000
----------------------------------------
            John C. Mang III

/s/                 *                                Vice President and Director               March 29, 2000
----------------------------------------
           Daniel J. Reynolds

* By:  /s/   GLENN J. MORAN
----------------------------------------
             Glenn J. Moran
            Attorney-in-fact


                                      II-9




                                   Signatures

     Pursuant to the requirements of the Securities Act, the co-registrants have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, Ohio, on the 29th day of March, 2000.


                                        ALIQUIPPA AND SOUTHERN RAILROAD COMPANY
                                        CHICAGO SHORT LINE RAILWAY COMPANY
                                        THE CUYAHOGA VALLEY RAILWAY COMPANY
                                        THE MAHONING VALLEY RAILWAY COMPANY
                                        THE MONONGAHELA CONNECTING RAILROAD
                                        COMPANY; THE RIVER TERMINAL RAILWAY
                                        COMPANY


                                        By:  /s/            *
                                             -----------------------------------
                                             Daniel P. Hennessy
                                             President and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



               Signature                                       Title                           Date
               ---------                                       -----                           ----
/s/                 *                                President and Director               March 29, 2000
----------------------------------------
           Daniel P. Hennessy

/s/                 *                                Treasurer and Controller             March 29, 2000
----------------------------------------
              William Kuhn

/s/                 *                                Director                             March 29, 2000
----------------------------------------
            George T. Henning

/s/                 *                                Director                             March 29, 2000
----------------------------------------
             J. Peter Kelly


* By:  /s/   GLENN J. MORAN
----------------------------------------
             Glenn J. Moran
            Attorney-in-fact


                                      II-10




                                   Signatures

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, Ohio, on the 29th day of March, 2000.


                                        LTV STEEL COMPANY, INC.


                                        By: /s/  GLENN J. MORAN
                                            ------------------------------
                                            Glenn J. Moran
                                            Senior Vice President, General
                                            Counsel, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


               Signature                                       Title                                  Date
               ---------                                       -----                                  ----
/s/                 *                            Chairman, Chief Executive Officer           March 29, 2000
----------------------------------------         and Director
             J. Peter Kelly

/s/                 *                            Vice President and Chief Financial          March 29, 2000
----------------------------------------         Officer
            George T. Henning

/s/                 *                            Vice President and Controller               March 29, 2000
----------------------------------------
              Eric W. Evans

/s/          GLENN J. MORAN                      Senior Vice President, General Counsel,     March 29, 2000
----------------------------------------         Secretary and Director
             Glenn J. Moran



* By:  /s/   GLENN J. MORAN
----------------------------------------
             Glenn J. Moran
            Attorney-in-fact


                                      II-11




                                   Signatures

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, Ohio, on the 29th day of March, 2000.


                                              LTV/EGL HOLDING COMPANY


                                              By:  /s/           *
                                                   -----------------------------
                                                   George T. Henning
                                                   Vice President and Controller


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



               Signature                                       Title                               Date
               ---------                                       -----                               ----
/s/                 *                                Vice President and Director               March 29, 2000
----------------------------------------
            Richard J. Hipple

/s/                 *                                Vice President and Controller             March 29, 2000
----------------------------------------
            George T. Henning

/s/                 *                                Vice President and Treasurer              March 29, 2000
----------------------------------------
             John C. Skurek

/s/                 *                                Director                                  March 29, 2000
----------------------------------------
             J. Peter Kelly


* By:  /s/   GLENN J. MORAN
----------------------------------------
             Glenn J. Moran
            Attorney-in-fact



                                                       II-12




                                   Signatures

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, Ohio, on the 29th day of March, 2000.


                                           J&L EMPIRE, INC.


                                           By:  /s/          *
                                                -----------------------------
                                                John C. Skurek
                                                Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

               Signature                                       Title                               Date
               ---------                                       -----                               ----
/s/                 *                                President and Director                    March 29, 2000
----------------------------------------
            Richard J. Hipple

/s/                 *                                Vice President and Treasurer              March 29, 2000
----------------------------------------
             John C. Skurek

/s/                 *                                Controller                                March 29, 2000
----------------------------------------
             John T. Delmore

/s/                 *                                Director                                  March 29, 2000
----------------------------------------
             J. Peter Kelly


* By:  /s/   GLENN J. MORAN
----------------------------------------
             Glenn J. Moran
            Attorney-in-fact



                                      II-13




                                   Signatures

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, Ohio, on the 29th day of March, 2000.


                                            GEORGIA TUBING CORPORATION


                                            By:  /s/ GLENN J. MORAN
                                                 --------------------------
                                                 Glenn J. Moran
                                                 Vice President, Secretary
                                                 and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



               Signature                                       Title                              Date
               ---------                                       -----                              ----

/s/                 *                                Chairman, President and Director          March 29, 2000
----------------------------------------
             J. Peter Kelly

/s/                 *                                Vice President and Treasurer              March 29, 2000
----------------------------------------
             John C. Skurek

/s/                 *                                Vice President, Controller and Director   March 29, 2000
----------------------------------------
            George T. Henning

/s/          GLENN J. MORAN                           Vice President, Secretary and Director   March 29, 2000
----------------------------------------
             Glenn J. Moran


* By:  /s/   GLENN J. MORAN
----------------------------------------
             Glenn J. Moran
            Attorney-in-fact


                                      II-14




                                   Signatures

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, Ohio, on the 29th day of March, 2000.


                                               REPUBLIC TECHNOLOGY CORPORATION


                                               By:  /s/ GLENN J. MORAN
                                                    --------------------------
                                                    Glenn J. Moran
                                                    Vice President, Secretary
                                                    and Director


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


               Signature                                       Title                                  Date
               ---------                                       -----                                  ----

/s/                 *                                Vice President and Director               March 29, 2000
----------------------------------------
            George T. Henning

/s/          GLENN J. MORAN                          Vice President, Secretary and Director    March 29, 2000
----------------------------------------
             Glenn J. Moran

/s/                 *                                Treasurer                                 March 29, 2000
----------------------------------------
             John C. Skurek

/s/                 *                                Assistant Controller                      March 29, 2000
----------------------------------------
              Will L. Kelly

/s/                 *                                Director                                  March 29, 2000
----------------------------------------
             J. Peter Kelly


* By:  /s/   GLENN J. MORAN
----------------------------------------
             Glenn J. Moran
            Attorney-in-fact


                                      II-15




                                   Signatures

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, Ohio, on the 29th day of March, 2000.


                                               NEMACOLIN MINES CORPORATION


                                               By:  /s/ GLENN J. MORAN
                                                    --------------------------
                                                    Glenn J. Moran
                                                    Vice President, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

               Signature                                       Title                                  Date

/s/                 *                                President, Treasurer and Director         March 29, 2000
----------------------------------------
             John C. Skurek

/s/                 *                                 Assistant Controller                     March 29, 2000
----------------------------------------
             John T. Delmore

/s/                 *                                 Assistant Controller                     March 29, 2000
----------------------------------------
              Will L. Kelly

/s/          GLENN J. MORAN                          Vice President, Secretary and Director    March 29, 2000
----------------------------------------
             Glenn J. Moran

/s/                 *                                Director                                  March 29, 2000
----------------------------------------
             J. Peter Kelly

* By:  /s/   GLENN J. MORAN
---------------------------------------
             Glenn J. Moran
            Attorney-in-fact

                                                       II-16




                                   Signatures

     Pursuant to the requirements of the Securities Act, the co-registrants have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, Ohio, on the 29th day of March, 2000.


                                               LTV STEEL de MEXICO, LTD.
                                               LTV BLANKING CORPORATION


                                               By:  /s/ GLENN J. MORAN
                                                    --------------------------
                                                    Glenn J. Moran
                                                    Vice President, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

               Signature                                       Title                                  Date

/s/                 *                                President and Director                    March 29, 2000
----------------------------------------
             J. Peter Kelly

/s/                 *                                Vice President and Treasurer              March 29, 2000
----------------------------------------
             John C. Skurek

/s/                 *                                Controller                                March 29, 2000
----------------------------------------
            George T. Henning

/s/          GLENN J. MORAN                          Vice President, Secretary and Director    March 29, 2000
----------------------------------------
             Glenn J. Moran

* By:  /s/   GLENN J. MORAN
---------------------------------------
             Glenn J. Moran
            Attorney-in-fact


                                                       II-17




                                   Signatures

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, Ohio, on the 29th day of March, 2000.


                                               LTVGT, INC.


                                               By:  /s/    *
                                                    --------------------
                                                    George T. Henning
                                                    Vice President, Controller and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

               Signature                                       Title                                  Date

/s/                 *                                President  and Director                   March 29, 2000
----------------------------------------
             J. Peter Kelly

/s/                 *                                Vice President and Treasurer              March 29, 2000
----------------------------------------
             John C. Skurek

/s/                 *                                Vice President, Controller and Director   March 29, 2000
----------------------------------------
            George T. Henning

* By:  /s/   GLENN J. MORAN
---------------------------------------
             Glenn J. Moran
            Attorney-in-fact

(                                                       II-18



                                   Signatures

     Pursuant to the requirements of the Securities Act, the co-registrants have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, Ohio, on the 29th day of March, 2000.


                                               JALCITE I, INC.
                                               JALCITE II, INC.


                                               By:  /s/  GLENN J. MORAN
                                                    --------------------------
                                                    Glenn J. Moran
                                                    Vice President, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

               Signature                                       Title                                  Date


/s/                 *                                President and Director                    March 29, 2000
----------------------------------------
            Richard J. Hipple

/s/                 *                                Vice President, Treasurer and             March 29, 2000
----------------------------------------

              John C. Skurek                         Director

/s/                 *                                Controller and Director                   March 29, 2000
----------------------------------------
            George T. Henning

/s/                 *                                Director                                  March 29, 2000
----------------------------------------
             J. Peter Kelly

/s/          GLENN J. MORAN                          Vice President, Secretary and Director    March 29, 2000
----------------------------------------
             Glenn J. Moran

* By:  /s/   GLENN J. MORAN
---------------------------------------
             Glenn J. Moran
            Attorney-in-fact

                                                      II-19




                                   Signatures

     Pursuant to the requirements of the Securities Act, the co-registrants have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, Ohio, on the 29th day of March, 2000.


                                               ERIE B CORPORATION
                                               YOUNGSTOWN ERIE CORPORATION


                                               By:  /s/    *
                                                    --------------------
                                                    George T. Henning
                                                    Vice President, Controller and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

               Signature                                       Title                                  Date

/s/                 *                                President and Director                    March 29, 2000
----------------------------------------
            Richard J. Hipple

/s/                 *                                Vice President and Treasurer              March 29, 2000
----------------------------------------
             John C. Skurek

/s/                 *                                Vice President, Controller and Director   March 29, 2000
----------------------------------------
            George T. Henning

/s/                 *                                Vice President and Director               March 29, 2000
----------------------------------------
             J. Peter Kelly

* By:  /s/   GLENN J. MORAN
---------------------------------------
             Glenn J. Moran
            Attorney-in-fact


                                                       II-20



                                   Signatures

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, Ohio, on the 29th day of March, 2000.


                                               FOX TRAIL, INC.


                                               By:  /s/     *
                                                    --------------------
                                                    John C. Skurek
                                                    Vice President, Treasurer and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

               Signature                                       Title                                  Date

/s/                 *                                President  and Director                   March 29, 2000
----------------------------------------
             J. Peter Kelly

/s/                 *                                 Vice President, Treasurer                March 29, 2000
----------------------------------------              and Director
             John C. Skurek

* By:  /s/   GLENN J. MORAN
---------------------------------------
             Glenn J. Moran
            Attorney-in-fact


                                                       II-21




                                   Signatures

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, Ohio, on the 29th day of March, 2000.


                                               LTV PICKLE, INC.


                                               By:  /s/    *
                                                    --------------------
                                                    George T. Henning
                                                    Vice President and Controller

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

               Signature                                       Title                                  Date

/s/                 *                                President  and Director                   March 29, 2000
----------------------------------------
             J. Peter Kelly

/s/                 *                                 Vice President, Treasurer                March 29, 2000
----------------------------------------              and Director
             John C. Skurek

/s/                 *                                 Vice President and Controller            March 29, 2000
----------------------------------------
            George T. Henning

/s/                 *                                 Vice President and Director              March 29, 2000
----------------------------------------
            Richard J. Hipple

* By:  /s/   GLENN J. MORAN
----------------------------------------
             Glenn J. Moran
            Attorney-in-fact


                                                       II-22



                                   Signatures

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, Ohio, on the 29th day of March, 2000.


                                               LTV INTERNATIONAL, INC.


                                               By:  /s/      *
                                                    --------------------
                                                    George T. Henning
                                                    Vice President and Controller

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

               Signature                                       Title                                  Date

/s/                 *                                President  and Director                   March 29, 2000
----------------------------------------
             J. Peter Kelly

/s/                 *                                 Vice President, Treasurer                March 29, 2000
----------------------------------------              and Director
             John C. Skurek

/s/                 *                                 Vice President and Controller            March 29, 2000
----------------------------------------
            George T. Henning

* By:  /s/   GLENN J. MORAN
----------------------------------------
             Glenn J. Moran
            Attorney-in-fact

                                                       II-23




                                   Signatures

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, Ohio, on the 29th day of March, 2000.


                                               ERIE I CORPORATION


                                               By:  /s/    *
                                                    --------------------
                                                    George T. Henning
                                                    Vice President, Controller and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

               Signature                                       Title                                  Date

/s/                 *                                Vice  President, Controller and Director  March 29, 2000
----------------------------------------
            George T. Henning

/s/                 *                                Vice President and Director               March 29, 2000
----------------------------------------
            Richard J. Hipple

/s/                 *                                Vice President and Treasurer              March 29, 2000
----------------------------------------
             John C. Skurek

/s/                 *                                Vice President and Director               March 29, 2000
----------------------------------------
             J. Peter Kelly

* By:  /s/   GLENN J. MORAN
---------------------------------------
             Glenn J. Moran
            Attorney-in-fact

                                                      II-24




                                   Signatures

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, Ohio, on the 29th day of March, 2000.


                                               DEARBORN LEASING COMPANY


                                               By:  /s/     *
                                                    --------------------
                                                    George T. Henning
                                                    Vice President, Controller and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

               Signature                                       Title                                  Date

/s/                 *                                President and Director                    March 29, 2000
----------------------------------------
             J. Peter Kelly

/s/                 *                                Vice President and Treasurer              March 29, 2000
----------------------------------------
             John C. Skurek

/s/                 *                                Vice President, Controller and Director   March 29, 2000
----------------------------------------
            George T. Henning

/s/                 *                                Vice President and Director               March 29, 2000
----------------------------------------
            Richard J. Hipple

* By:  /s/   GLENN J. MORAN
---------------------------------------
             Glenn J. Moran
            Attorney-in-fact


                                                       II-25




                                   Signatures

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, Ohio, on the 29th day of March, 2000.


                                               LTV STEEL MINING COMPANY

                                               By: ERIE B CORPORATION, YOUNGSTOWN ERIE
                                                   CORPORATION and ERIE I CORPORATION, each
                                                   as general partner of LTV STEEL MINING
                                                   COMPANY


                                               By: /s/       *
                                                   ------------------------
                                                   George T. Henning
                                                   Vice President, Controller and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

               Signature                                       Title                                  Date

/s/                 *                                President and Director                    March 29, 2000
----------------------------------------
           Richard J. Hipple**

/s/                 *                                Vice President and Director               March 29, 2000
----------------------------------------
          Richard J. Hipple***

/s/                 *                                Vice President and Treasurer              March 29, 2000
----------------------------------------
             John C. Skurek

/s/                 *                                Vice President, Controller and Director   March 29, 2000
----------------------------------------
            George T. Henning

/s/                 *                                Vice President and Director               March 29, 2000
----------------------------------------
             J. Peter Kelly

* By:  /s/   GLENN J. MORAN
---------------------------------------
             Glenn J. Moran
            Attorney-in-fact

**     Richard J. Hipple is President and Director of Erie B Corporation and Youngstown Erie Corporation
***   Richard J. Hipple is Vice President and Director of Erie I Corporation

                                                       II-26




                                   Signatures

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, Ohio, on the 29th day of March, 2000.


                                                LTV ELECTRO-GALVANIZING, INC.


                                                By:  /s/      *
                                                     --------------------
                                                     George T. Henning
                                                     Vice President, Controller
                                                     and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


               Signature                                       Title                                  Date
               ---------                                       -----                                  ----


/s/                 *                                Vice President, Controller and Director   March 29, 2000
----------------------------------------
            George T. Henning

/s/                 *                                Vice President and Director               March 29, 2000
----------------------------------------
            Richard J. Hipple

/s/                 *                                Vice President and Treasurer              March 29, 2000
----------------------------------------
             John C. Skurek


* By:  /s/   GLENN J. MORAN
----------------------------------------
             Glenn J. Moran
            Attorney-in-fact


                                      II-27




                                   Signatures

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, Ohio, on the 29th day of March, 2000.


                                                   COPPERWELD CORPORATION


                                                   By: /s/  GLENN J. MORAN
                                                   -------------------------
                                                     Glenn J. Moran
                                                     Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


               Signature                                       Title                                  Date
               ---------                                       -----                                  ----

/s/                 *                            President, Chief Executive Officer and        March 29, 2000
----------------------------------------
             John D. Turner                      Director

/s/                 *                            Executive Vice President, Chief Financial     March 29, 2000
----------------------------------------
            Douglas E. Young                     Officer and Assistant Secretary

/s/                 *                            Assistant Controller                          March 29, 2000
----------------------------------------
             John T. Delmore


* By:  /s/   GLENN J. MORAN
----------------------------------------
             Glenn J. Moran
            Attorney-in-fact

                                      II-28




                                   Signatures

     Pursuant to the requirements of the Securities Act, the co-registrants have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, Ohio, on the 29th day of March, 2000.


                                    COPPERWELD BIMETALLIC PRODUCTS COMPANY
                                    COPPERWELD EQUIPMENT COMPANY
                                    COPPERWELD MARKETING &  SALES COMPANY
                                    COPPERWELD TUBING PRODUCTS COMPANY
                                    MIAMI ACQUISITION CORPORATION
                                    METALLON MATERIALS ACQUISITION CORPORATION
                                    TAC ACQUISITION CORPORATION


                                    By: /s/ GLENN J. MORAN
                                    ----------------------
                                           Glenn J. Moran
                                           Vice President


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


               Signature                                   Title                                  Date
               ---------                                   -----                                  ----

/s/                 *                            Chairman of the Board, President and          March 29, 2000
----------------------------------------         Director
             John D. Turner

/s/                 *                            Vice President and Treasurer                  March 29, 2000
----------------------------------------
             John C. Skurek

/s/                 *                            Assistant Controller                         March 29, 2000
----------------------------------------
             John T. Delmore

/s/                 *                            Executive Vice President, Assistant           March 29, 2000
----------------------------------------
            Douglas E. Young                     Secretary and Director

* By:  /s/   GLENN J. MORAN
---------------------------------------
             Glenn J. Moran
            Attorney-in-fact

                                                       II-29




                                   Signatures

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, Ohio, on the 29th day of March, 2000.


                                               SOUTHERN CROSS INVESTMENT COMPANY


                                               By:  /s/  GLENN J. MORAN
                                                    --------------------------
                                                    Glenn J. Moran
                                                    Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



               Signature                                       Title                               Date
               ---------                                       -----                               ----

/s/                 *                            Chairman of the Board, Chief Executive        March 29, 2000
----------------------------------------         Officer and Director
             John D. Turner

/s/                 *                            Vice President and Treasurer                  March 29, 2000
----------------------------------------
             John C. Skurek

/s/                 *                            Assistant Controller                          March 29, 2000
----------------------------------------
             John T. Delmore

/s/                 *                            Vice President, Assistant                     March 29, 2000
----------------------------------------          Secretary and Director
            Douglas E. Young


* By:  /s/   GLENN J. MORAN
----------------------------------------
             Glenn J. Moran
            Attorney-in-fact


                                      II-30



                                   Signatures

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, Ohio, on the 29th day of March, 2000.
                                    WELDED TUBE CO. OF AMERICA


                                    By:  /s/       *
                                         ----------------------------
                                         George T. Henning
                                         Vice President, Chief Financial Officer
                                         and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


               Signature                                       Title                                  Date
               ---------                                       -----                                  ----

/s/                 *                            Chairman of the Board and Director            March 29, 2000
----------------------------------------
             J. Peter Kelly

/s/                 *                            Vice President, Chief Financial Officer       March 29, 2000
----------------------------------------         and Director
            George T. Henning

/s/                 *                            Controller                                    March 29, 2000
----------------------------------------
              Eric W. Evans

* By:  /s/   GLENN J. MORAN
----------------------------------------
             Glenn J. Moran
            Attorney-in-fact



                                      II-31




                                   Signatures

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, Ohio, on the 29th day of March, 2000.


                                                 WELDED TUBE HOLDINGS, INC.


                                                 By:  /s/ GLENN J. MORAN
                                                      --------------------------
                                                      Glenn J. Moran
                                                      Director


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


               Signature                              Title                                       Date
               ---------                              -----                                       ----

/s/                 *                                Director                                  March 29, 2000
----------------------------------------
            George T. Henning

/s/                 *                                Director                                  March 29, 2000
----------------------------------------
             J. Peter Kelly

/s/          GLENN J. MORAN                          Director                                  March 29, 2000
----------------------------------------
             Glenn J. Moran

* By:  /s/   GLENN J. MORAN
---------------------------------------
             Glenn J. Moran
            Attorney-in-fact

                                  EXHIBIT INDEX

Exhibit
No.                                    Document
---                                    --------

1.1** Registration Rights Agreement dated as of November 2, 1999 among The LTV Corporation, the Subsidiary Guarantors and the Placement Agents

3.1         Restated Certificate of Incorporation of LTV dated April 29, 1994
            (1)

3.2         Amended and Restated By-Laws of LTV adopted on February 1, 1999 (1)

4.1 Indenture, dated as of November 5, 1999 between LTV and U.S. Bank Trust National Association, as trustee (2)

4.2         Form of 11 3/4% Senior Note due 2009 of LTV (included in Exhibit
            4.1)

4.3         Form of 11 3/4% Senior Exchange Note due 2009 of LTV (included in
            Exhibit 4.1)

4.4** Supplemental Indenture, dated as of November 10, 1999 among the new subsidiary guarantors, LTV and U.S. Bank Trust National Association, as trustee

4.5** Second Supplemental Indenture, dated as of March 1, 2000 among LTV Steel Mining Company (a subsidiary of LTV), LTV, on behalf of itself and the Subsidiary Guarantors, and U.S. Bank Trust National Association, as trustee

5.1* Opinion of Davis Polk & Wardwell regarding the validity of the new notes being registered

12.1**      Statement Re: Computation of Ratio of Earnings to Fixed Charges

21.1        Subsidiaries of LTV (1)

23.1* Consent of Davis Polk & Wardwell (contained in their opinion filed as Exhibit 5.1 above)

23.2**      Consent of Ernst & Young LLP

24.1**      Power of Attorney for LTV

24.2**      Powers of Attorney for the Subsidiary Guarantors

25.1** Statement of Eligibility and Qualification on Form T-1 under the Trust Indenture Act of U.S. Bank Trust National Association, as trustee

99.1**      Form of Letter of Transmittal

99.2**      Form of Notice of Guaranteed Delivery

99.3**      Form of Letter to Nominees

99.4**      Form of Letter to Clients

99.5** Form of Instructions to Registered Holder and/or Book-Entry Transfer Participant from Owner

* Filed herewith.
**  Previously filed.

(1) Incorporated by reference to LTV's Annual Report on Form 10-K for the year ended December 31, 1999, filed with the SEC on March 1, 2000

(2) Incorporated by reference to LTV's Quarterly Report on Form 10-Q for the three months ended September 30, 1999, filed with the SEC on November 15, 1999



                                       E-2